UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 28, 1995




                               ECKERD CORPORATION
               (Exact name of registrant as specified in charter)


                   DELAWARE                                1-4844
(State or other jurisdiction of incorporation)      (Commission File No.)

                                   13-3302437
                      (I.R.S. Employer Identification No.)

                              8333 Bryan Dairy Road
                              Largo, Florida 34647
              (Address and zip code of principal executive offices)

                                 (813) 399-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Item 5.  Other Events
         ---------------------
         Attached as Exhbit 20.1 hereto and incorporated herein by reference is a copy of the Company's press release dated November 28, 1995 which reported the Company's earnings for the thirteen and thirty-nine week periods ended October 28, 1995.

         Item 7.  Financial  Statements,  Pro Forma  Financial  Information  and
         -----------------------------------------------------------------------
         Exhibits
         --------
         (c)      Exhibits:

                  20. 1  Press release dated November 28, 1995



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ECKERD CORPORATION
                                                     (Registrant)

                                                  /s/ Samuel G. Wright

                                                  ----------------------
                                                  Samuel G. Wright
                                                  Executive Vice President/
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)
         DATE: November 28, 1995












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


                                  Exhibit Index
                                  -------------

                               Eckerd Corporation
                           Current Report on Form 8-K
                             Dated November 28, 1995


              Exhibit No.   Description of Exhibit                Page
              -----------   ----------------------                ----
              20.1          Press Release









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